Exhibit 99.1

Orchestra BioMed Corporate Presentation Q1 2024

| Corporate Presentation Q1 2024 2 This presentation has been prepared for informational purposes only from information supplied by Orchestra BioMed Holdings, Inc . , referred to herein as “we,” “our,” “Orchestra BioMed,” and “the Company,” and from third - party sources indicated herein . Such third - party information has not been independently verified . Orchestra BioMed makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information . Certain statements included in this document that are not historical facts are forward - looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements include, but are not limited to, statements relating to the potential safety and efficacy of our product candidates, the initiation and timing of our planned pivotal trials and reporting of top - line results, expected market sizes for our product candidates, the ability of our partnerships to accelerate clinical development, and our estimated future financial performance and financial position . These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of the Company’s management and are not predictions of actual performance . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability . Actual events and circumstances are difficult or impossible to predict and may differ from assumptions . Many actual events and circumstances are beyond the control of the Company . These forward - looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions ; risks related to regulatory approval of the Company’s product candidates ; the timing of, and the Company’s ability to achieve expected regulatory and business milestones ; the impact of competitive products and product candidates ; and the risk factors discussed under the heading “Item 1 A . Risk Factors” in the Company’s quarterly report on Form 10 - Q filed with the U . S . Securities and Exchange Commission on May 12 , 2023 as updated by any risk factors disclosed under the heading “Item 1 A . Risk Factors” in the Company’s subsequently filed quarterly reports on Form 10 - Q . The Company operates in a very competitive and rapidly changing environment . New risks emerge from time to time . Given these risks and uncertainties, the Company cautions against placing undue reliance on these forward - looking statements, which only speak as of the date of this presentation . The Company does not plan and undertakes no obligation to update any of the forward - looking statements made herein, except as required by law . Forward - Looking Statements

Orchestra BioMed Executive Overview

Partnership-enabled business model designed to:

Accelerate innovation to patients & yield exceptional future profitability

Lead Program

BackBeat CNT™ (AVIM* therapy)

Targets >$10B annual hypertension markets

- Statistically significant double-blind, randomized pilot study trial efficacy data
- ***Global pivotal study initiated in December 2023***

Strategic collaboration

Medtronic

Double-digit revenue share



120

Pipeline Program

Virtue® SAB

- **Targets >$3B** annual artery disease markets
- Strong 3-year multi-center pilot study safety and efficacy data
- Conditional IDE approved for coronary pivotal study

Strategic collaboration

TERUMO

Double-digit revenue share

Expected cash runway into 2H 2026

Major strategic & institutional investors

Medtronic rtw PERCEPTIVE ADVISORS TERUMO

*AVIM = atrioventricular interval modulation

3 | Corporate Presentation Q1 2024

Orchestra BioMed

Orchestra BioMed's Partnership-Enabled Model Benefits All

Orchestra BioMed
Development

- Secure substantial long-term royalties
- Outsource commercialization
- Multiple pipeline opportunities

Shared Benefits
Innovation

- Improve patient lives
- Accelerate development
- Leverage expertise & resources

Strategic Partners
Commercialization

- Enable new growth opportunities
- Outsource development
- Minimize P&L dilution

4 | Corporate Presentation Q1 2024

Orchestra BioMed

Advancing High-Impact Pipeline

Product Platforms	Target Indications	Preclinical	Clinical Feasibility	Clinical Pivotal	Partner	Study Sponsor
Lead Program						
BackBeat CNT™ (AVIM Therapy)	**Hypertension (HTN)** (pacing patients; HTN+P)	BACKBEAT Global Pivotal Study Initiated			Medtronic	Orchestra BioMed
	High-Risk HTN[1] (non-pacing patients)				Medtronic ROFN	
CNT - HF	Heart Failure					
Pipeline Program						
Virtue® Sirolimus AngioInfusion™ Balloon (SAB)	**Coronary In-Stent Restenosis (ISR)**	IDE Approved & FDA Breakthrough[3]			TERUMO	Orchestra BioMed
	Coronary Small Vessel (SV)[2]	FDA Breakthrough[4]			TERUMO	TERUMO
	Below-the-Knee (BTK)[2]	FDA Breakthrough[5]			TERUMO	TERUMO
SirolimusEFR™ / Microporous Balloon	Ortho, oncology, urology, GI & other					

[1]Will seek to leverage data from HTN+P pilot and pivotal trials to support clinical and regulatory development for High-Risk HTN indication given that age and other demographic factors of the target population are expected to be similar, the type of hypertension treated will likely be isolated systolic hypertension which is predominant in the HTN+P population, and other co-morbidities are also expected to be common to both target populations. However, there have been no discussions with the FDA or a comparable foreign regulator in this regard. [2]Plan to leverage existing coronary ISR data to support potential Pivotal Study, although there have only been limited discussions with the FDA or a comparable foreign regulator in this regard. [3]Virtue SAB has received Breakthrough Device Designation for the balloon dilatation of the stenotic portion (up to 26 mm length) of a stented coronary artery (in-stent restenosis (ISR)) that is 2.25 to 4.0 mm in diameter, for the purpose of improving lumen diameter; [4]Virtue SAB has received Breakthrough Device Designation for the balloon dilatation of the de novo stenotic portion (up to 26mm in lesion length) of a native coronary artery of 2.0 mm to 2.5 mm in diameter (small coronary arteries), for the purpose of improving lumen diameter; [5]Virtue SAB has received Breakthrough Device Designation for the balloon dilatation of the stenotic portion (up to 18 mm length) of an infrapopliteal artery (P-3 segment or distal, below the knee, with reference vessel diameter (RVD) 2.25 - 4.0 mm), for the purpose of improving lumen diameter.

5 | Corporate Presentation Q1 2024

Orchestra BioMed

Highly Accomplished Executive Team & Board



David Hochman
Chairman, CEO, Founder



Darren R. Sherman
President, COO, Director, Founder



Andrew Taylor
Chief Financial Officer



Yuval Mika, Ph.D.
GM & CTO, Bioelectronic Therapies



George Papandreou, Ph.D.
GM & SVP, Focal Therapies



Hans-Peter Stoll, M.D., Ph.D.
Chief Clinical Officer



Bill Little
EVP, Corporate Development & Strategy

Avi Fischer, M.D.
SVP, Medical Affairs & Innovation

Bob Laughner
SVP, Regulatory & Quality

Ziv Belsky
VP, Research, Bioelectronic Therapies

Juan Lorenzo
SVP, Product Development, Focal Therapies

Lisa Daniels
VP, Human Resources

Executive Team: | **>300** Years of Experience | **>25** Avg Industry Years Each | **>100** Product Approvals | **>600** Authored Patents

Independent Board Members

Jason Aryeh

Pamela Connealy

Eric S. Fain, M.D.

Eric A. Rose, M.D.

6 | Corporate Presentation Q1 2024

BackBeat CNT Ρ Atrioventricular interval modulation (AVIM) therapy 7 | Corporate Presentation Q1 2024

BackBeat CNT™ (AVIM Therapy) Overview

Collaboration with Medtronic

Risk of High Blood Pressure

Hypertension is the **leading global risk factor for death,** particularly **older, higher risk patients** such as **the pacemaker population,** where it is **the #1 comorbidity**

Novel Therapy

Pacemaker-delivered therapy designed to **immediately, substantially and persistently reduce blood pressure** while simultaneously modulating the autonomic nervous system

Immediate Unmet Patient Need

Over 750K patients globally per year receiving pacemakers also have hypertension


BP 120 SYS mmHg
150
120
0

8 | Corporate Presentation Q1 2024

Orchestra BioMed

Strategic Collaboration

Orchestra BioMed

- Developed BackBeat CNT (AVIM therapy) from concept stage; owns all related IP
- Conducted all prior development work including MODERATO I & II clinical studies
- Partnered with Medtronic for global regulatory approval and commercialization
- Sponsor for the BACKBEAT Global Pivotal Study
- **$500 - $1,600 revenue share** per AVIM-enabled device assuming existing reimbursement structures[1]

Medtronic

- Global market leader in cardiac pacing therapy: **>$1.5B** in annual revenues
- Providing leading device plus clinical & regulatory resources
- Exclusive global commercial rights for AVIM therapy in pacemaker-indicated patients
- Right of first negotiation to expand global rights for the treatment of non-pacemaker HTN patients
- **$50M equity investment** in Orchestra BioMed

9 | Corporate Presentation Q1 2024

[1] Amount is based on higher of (1) a fixed dollar amount per device (amount varies materially on a country-by-county basis) or (2) a percentage of sales.

Orchestra BioMed

Novel AVIM Therapy Mechanism of Action Designed to Substantially and Persistently Reduce Blood Pressure • AVIM therapy uses a dual - chamber pacemaker to deliver programmed sequences of short AV intervals interspersed with longer AV interval s designed to to reduce blood pressure by: • Reducing cardiac preload • Modulating autonomic nervous system responses (sympathetic tone) and reducing afterload (TPR) to sustain blood pressure reduction • Designed to utilize well characterized physiologic mechanisms, including Frank - Starling law, to favorably impact circulatory hemodynamics: • Reduced intra - cardiac volumes and pressures • Improved cardiovascular efficiency • No adverse impact on contractility • Compatible with traditional pacing lead locations as well as emerging conduction system pacing lead placements Definitions : TPR (Total Peripheral Resistance). Designed to Substantially Lower Blood Pressure (BP) & Maintain Reduction 1. Reducing Preload Lowers BP 2. Modulating Sympathetic Tone & Reducing Afterload Maintains Reduction in BP SBP (mmHg) Time (s) 155 150 145 140 135 130 10 | Corporate Presentation Q1 2024

Existing Body of Clinical Data Supporting Efficacy and Safety

2012

Feasibility Study in Canine HTN Model
Proof of concept in 5 dogs

Acute Feasibility Study in Subjects with HTN
18 patients

2016

MODERATO I - First In-Human Implant Study
Multi-center, Single-arm Study in 27 patients

TCT Innovation Shark Tank Award
Cardiovascular Research Foundation

Best Abstract at ICI

2019

MODERATO II – Pilot Study
Prospective, multi-center, randomized, controlled, double-blind pilot study in 47 patients – 6-month primary endpoint data late-breaking presentation at TCT

Cardiovascular Research Foundation

2021

MODERATO II Two-year and ISH results
Presented at TCT

Cardiovascular Research Foundation

Peer-Reviewed Publication of MODERATO II Results
in the Journal of the American Heart Association

American Heart Association.

2022

Strategic partnership with Medtronic
for development and commercialization of AVIM therapy for hypertensive pacemaker patients

Medtronic

2023

Initiation of the BACKBEAT IDE Study
Prospective, multi-center, randomized, controlled, double-blind pilot study in approximately 500 patients at 80 sites

11 | Corporate Presentation Q1 2024

Orchestra BioMed™

1 Kalaras et al. Journal of the American Heart Association. 2021 ; 10 :e 020492 ahajournals.org/ doi / 10.1161 /JAHA. 120.020492 ; 2 Burkhoff MODERATO II Study 2 - Year Results TCT 2021 ; 3 24 - Hr aSBP Control (n= 19 ), 1 control patient could not be measured despite repeat measurement (patient had extremely high blood pressure); 4 The formal final Data Safety Monitoring Board report for MODERATO II included a revised major adverse cardiac event rate in the control group from 9.5 % to 14.3 % to reflect another event of heart failure in a third control patient after publication of the study results. This report was provided to the FDA. Definitions : Major Adverse Cardiac Events (MACE) included death, heart failure, clinically significant arrhythmias (i.e., persistent or inc reased atrial fibrillation, serious ventricular arrhythmias), myocardial infarction, stroke and renal failure in treatment group calculated per patient. Office S yst olic Blood Pressure (oSBP); Ambulatory Systolic Blood Pressure (aSBP) Significant Reduction in 24 - Hr aSBP and oSBP 1,2 Control (n= 20 ) 3 AVIM Therapy (n= 26 ) - 11.1 mmHg in 24 - Hour aSBP at 6 months - 17.5 mmHg in oSBP at 2 years 0% MACE vs. 14.3% in control group at 6 months 4 85% of patients with reduction in aSBP at 6 months 6 Months 24 Months aSBP oSBP 6 Months 0 - 5 - 10 - 15 - 20 - 11.1 P < 0.001 - 12.4 P < 0.001 - 0.1 P = 0.94 - 17.5 P < 0.01 Δ - 12.3 p = 0.02 Δ - 8.1 p = 0.01 Δ in BP (mmHg) - 3.1 P =0.17 - 15.6 P < 0.001 - 1.5 P = 0.5 1 day Δ - 14.1 p = 0.001 MODERATO II , a prospective, multi - center, randomized, controlled, double - blind, pilot study of pacemaker patients with persistent uncontrolled hypertension despite medical therapy (at least 1 drug; mean 3.3 drugs per patient) MODERATO II Randomized, Double - Blind Results 12 | Corporate Presentation Q1 2024

* - 8.9 mmHg in 24 - Hour aSBP from baseline at 3.6 years ( - 12.5 mmHg in oSBP at 3.6 years 100 % of patients with reduction in aSBP at 3.6 years Long - term blood pressure from a follow - up study* of 16 patients from MODERATO II • 8 AVIM therapy & 8 control patients who crossed - over to AVIM therapy at the end of the 6 - month double - blind phase of Moderato II and agreed to be followed long - term • Each patient had aSBP and oSBP measured at an average of 3.6 years ( ц 0.6) following initiation of AVIM therapy Long - Term Blood Pressure Reduction with AVIM Therapy Significant Reduction in 24 - Hr aSBP and oSBP aSBP 0 - 5 - 10 - 15 - 20 Δ in BP (mmHg) 6 months 3.6 years ( ц 0.6) 6 months oSBP * Patients were re - consented for long - term follow - up P value between 6 months and 3.6 years ( ц 0.6) = ns - 8.9 P < 0.001 3.6 years ( ц 0.6 ) - 8.9 P < 0.001 - 14.2 P < 0.001 - 12.5 P < 0.001 13 | Corporate Presentation Q1 2024 Data on File. Definitions: Office Systolic Blood Pressure (oSBP); Ambulatory Systolic Blood Pressure (aSBP)

Enrollment underway Primary Efficacy endpoint: Primary Safety endpoint: at 3 months post randomization Secondary/additional endpoints 500 patients across ~80 study sites 14 BACKBEAT Study Summary | Corporate Presentation Q1 2024

BACKBEAT Study Design


Pre-Screening
90 days
Run-in Phase
4-weeks
Enrollment/
Randomization
Blinded Study
12 months
Open-Label Crossover
Follow-up Phase
Hypertensive
patients with
a recent Medtronic
pacemaker implant
DEVICE
IMPLANTS
OUTSIDE
STUDY
Informed
Consent
Run-In Phase
Standard Pacing only
AVIM therapy
download
and set up
Test eligibility
at end of Run-in
No
Withdraw
R
Treatment:
AVIM therapy +
medical therapy
Primary
at 3M
Follow-up
at 12M
Control:
Medical therapy
Primary
at 3M
Follow-up
at 12M
2 years
from
unblinding
Target completion of enrollment in mid-2025
Potential
Regulatory
Submissions

15 | Corporate Presentation Q1 2024

Orchestra BioMed

Virtue® Sirolimus AngioInfusion Ρ Balloon (SAB) 16 | Corporate Presentation Q1 2024

17 C ollaboration w ith Virtue ® SAB Overview | Corporate Presentation Q 1 2024 Interventional treatment of artery disease migrating toward paclitaxel - coated balloons as new standard of care for certain key indications Paradigm Shift in Treatment of Artery Disease N on - coated drug/device combination system designed to provide protected delivery of extended release sirolimus during angioplasty and overcomes limitations of drug - coated balloons Over 3M* targeted annual procedures globally where patients could benefit from “Leave Nothing Behind” treatments Unmet Patient Need Highly Differentiated Solution *Total addressable market in 2025 based on company estimates realize advantages of sirolimus novel solution that enables sufficient drug uptake and extended drug release Large meta - analysis clearly demonstrates superiority of sirolimus to paclitaxel sirolimus benefits only achievable with 30+ days of elution 18 Paclitaxel Used for Coated Balloons Because it is Easier, Not Better | Corporate Presentation Q1 2024 widely used in EU and Japan first FDA approval for AGENT Ρ PCB for coronary ISR • launch in Q2 2024 at ASP >$5,400 + = Angioplasty with Protected Delivery of Extended Release Sirolimus 1 Xinlin Zhang, et. al. PLOS ONE 2014 May 20;9(5):e97934.

Angioplasty with Protected Delivery of Extended Release Sirolimus Virtue ® SAB – A True Sirolimus - Eluting Balloon 1 Granada et al. EuroIntervention 2016;12:740 - 747 | Corporate Presentation Q1 2024 19 1000 100 10 1 0.1 0.01 0.001 0.0001 Required Therapeutic Concentration > 1 ng/mg Lung, liver & kidney below level of assay quantification ( 0.1 ng/mg) in < 1 week 0 5 10 15 20 25 30 Target Lesion Distal tissue Kidney Liver Lun g Time (Days) N = 753 porcine coronary artery segments Sirolimus Tissue Concentration (ng/mg) Published Animal Data Demonstrates Therapeutic Sirolimus Tissue Concentration Through Critical Healing Period ^ŝƌŽůŝŵƵƐ&Z Ρ DŝĐƌŽƉŽƌŽƵƐŶŐŝŽ/ŶĨƵƐŝŽŶ Ρ ĂůůŽŽŶ Precise dose loaded inside balloon system No c oating = no drug loss in transit Intended dose delivered through balloon micropores No c oating = no large particulate 1 2 3 Standard navigation to lesion No c oating

Compelling SABRE Trial Results in Coronary ISR Patients

Virtue® SAB preliminarily demonstrated encouraging safety and efficacy results in patients with coronary in-stent restenosis (ISR) in prospective, multi-center SABRE Trial[1]

0.12mm
LLL at 6-months

2.8%
Target Lesion Failure at 1 year

0%
New TLR between 1 to 3 years

Preliminary Efficacy Results Showed Low 0.12mm Late Loss

	Per Protocol[4]
n	36
Reference Vessel Dianeter (RVD) mm[1]	2.52 ± 0.32
Minimum Lumen Diameter (MLD) mm	1.96 ± 0.32
% Diameter Stenosis	22.3 ± 9.4
Change in % Diameter Stenosis	5.2 ± 11.4
Late Lumen Loss (LLL) mm[2]	0.12 ± 0.33
Binary Restenosis[3]	2.8%

[1]RVD reported using Internormal values; [2]Trial primary performance endpoint; [3]Trial secondary performance endpoint (binary restenosis = >50% lumen diameter stenosis). [4]Data is based on per protocol population criteria revised to be consistent with proposed Virtue ISR-US pivotal study population.

Demonstrated Preliminary Safety Data with Low Safety Event Rates Out to 3 Years[2]



30 days
1-year
3-years
Event Rates (%)
0%
0%
2.8%
0%
0%
0%
0%
2.8%
2.8%
0%
2.8%
5.6%
Cardiac Death
TV-MI
TLR
TLF

20 | Corporate Presentation Q1 2024

[1]Verheye et al. JACC Cardiovasc Interv 2017 Oct 23;10(20):2029-2037. DOI: 10.1016/j.jcin.2017.06.021. [2]Granada 3-Year Clinical Results TCT 2018. 3-Year SABRE Trial Clinical Report on file. ***Definitions:*** Target lesion failure (TLF), late lumen loss (LLL), target lesion revascularization (TLR) and Myocardial Infarction (MI).

Orchestra BioMed

Virtue SAB: Highly Differentiated

	Virtue SAB (SirolimusEFR)	Paclitaxel-coated balloons*
Superior Pharmaceutical Agent for Restenosis Based on 26 DES coronary RCTs	✓	X
Peer-Reviewed Pharmacokinetics Data for >28 days elution	✓	X
No Coating No rush to target lesion, no large particulate	✓	X
Protected Drug Delivery No drug loss in transit; deliver full/intended dose at time of angioplasty	✓	X
No Procedural Time Constraints No limitations in time to deliver balloon to lesion	✓	X
Does Not Generate Large Particulates Non-coated drug-eluting balloon	✓	X

*Boston Scientific AGENT paclitaxel-coated balloon expected launch 1H2024
Definitions: DES = drug-eluting stents; RCT = randomized control trial

21 | Corporate Presentation Q1 2024

Orchestra BioMed

Key Takeaways and Strategic Priorities

- **Global pivotal study actively enrolling** for lead program, **BackBeat CNT (AVIM therapy)** with **market-leading strategic partner**
  - 70% of pacemaker patients also have hypertension, equating to an addressable annual market opportunity of **approximately 750,000 patients worldwide valued at over $2 billion**
  - **Medtronic** is the ideal partner as the **global leader in cardiac pacing therapies**
  - Orchestra BioMed has a substantial royalty-based revenue sharing interest in future commercial sales and is expected to receive between **$500-1600 for each AVIM-enabled pacemaker sold**
  - **Significant follow-on market opportunity** in other targeted high-risk populations
- Pipeline program, **Virtue SAB** represents a **highly differentiated solution for a significant established market**, with **strong strategic partner** and an **approved IDE** for pivotal study in lead coronary indication
- **Novel business model** provides pathway for pipeline expansion and additional strategic collaborations
- **Expected cash runway into 2H 2026**, beyond target reporting of top-line data readout for BACKBEAT study

22 | Corporate Presentation Q1 2024

Orchestra BioMed

Bringing Medical Innovations to Life Through Partnerships Ϯϯ | Corporate Presentation Q1 2024